UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2014

Gulf Coast Ultra Deep Royalty Trust

(Exact name of registrant as specified in its charter)

Delaware	333-185742	46-6448579
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Bank of New York Mellon Trust Company, N.A., as trustee

Institutional Trust Services

919 Congress Avenue, Suite 500

Austin, Texas 78701

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (713) 483-6792

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 22, 2014, Gulf Coast Ultra Deep Royalty Trust (the “Royalty Trust”) was notified by the NASDAQ Stock Market LLC that the Royalty Trust was approved for listing on The NASDAQ Capital Market. The royalty trust units representing beneficial interests in the Royalty Trust (the “royalty trust units”) are expected to begin trading on The NASDAQ Capital Market under the symbol “GULTU” on June 2, 2014. Upon commencement of trading on The NASDAQ Capital Market, the royalty trust units will no longer be quoted on the OTCQX.

The Royalty Trust has filed a registration statement on Form 8-A to effect the listing of the royalty trust units on The NASDAQ Capital Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gulf Coast Ultra Deep Royalty Trust By: The Bank of New York Mellon Trust Company, N.A., as Trustee

/s/ Michael J. Ulrich
Name:	Michael J. Ulrich
Title:	Vice President

Date: May 29, 2014

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